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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of earliest event reported): April 28, 2003

                          VALASSIS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                        1-10991                     38-2760940
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(State of incorporation)       (Commission File Number)         (IRS Employer
                                                              Identification No)


                  19975 Victor Parkway, Livonia, Michigan 48152
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                     (Address of principal executive office)


Registrant's telephone number, including area code: 734-591-3000

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Item 9. REGULATION FD DISCLOSURE

The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Position, of Form 8-K.

On April 28, 2003, Valassis announced its financial results for the quarter ended March 31, 2003. A copy of the Company press release related to this event is attached as an Exhibit to this Form 8-K.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press Release of Valassis Communications, Inc.
              dated April 28, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VALASSIS COMMUNICATIONS, INC.


                                      By:  /s/ Robert L. Recchia
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                                           Robert L. Recchia
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  May 1, 2003